UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
Of the Securities Exchange Act of 1934

[ x ]  Filed by the registrant
[    ]  Filed by a party other than the registrant

Check the appropriate box:

[ x ] Preliminary Information Statement
[    ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[    ] Definitive Information Statement

VILLAGEEDOCS

(Name of Registrant as Specified In Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required
[  ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
1) Title of each class of securities to which transaction applies:
_______________________________________
2) Aggregate number of securities to which transaction applies:
_______________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_______________________________________
4) Proposed maximum aggregate value of transaction:
_______________________________________
5)  Total fee paid:

[  ] Fee paid previously with preliminary materials.
[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
2) Form, Schedule or Registration Statement No.
3) Filing Party:
4) Date Filed:

INFORMATION STATEMENT

VILLAGEEDOCS
14471 Chambers Road, Suite 105
Tustin, California  92780

This information statement is circulated to advise the stockholders of actions to be taken without a meeting upon the written consent of the holders of a majority of the outstanding shares of the Voting Capital Stock of the Company.  Management is not soliciting proxies because a sufficient number of shares have provided written consent to the actions.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

The matters upon which action is being taken are:

1.         To elect a Board of Directors

2.         To amend the Articles of Incorporation to

(a) authorize a class of Preferred Stock consisting of Forty Eight Million (48,000,000) shares, $0.001 par value; and to

(b) increase the number of authorized shares of the Company's Common Stock from 175,000,000 to 250,000,000, with no stated par value per share.

3.         To ratify and approve amendments to the Executive Employment Agreements with K. Mason Conner, H. Jay Hill, and Michael Richard.

The shareholders holding shares representing 74% of the votes entitled to be cast at a meeting of the Company's shareholders, consented in writing to the proposed actions.  The approval by the shareholders will not become effective until 20 days from the date of the mailing of this Information Statement to the Company's shareholders.

The Company's Board of Directors approved these actions on May 18, 2005 and recommended that the Articles of Incorporation be amended to reflect the above actions.  The proposed Amendment to the Articles of Incorporation will be filed with the California Secretary of State and will be effective when filed.  The anticipated filing date will be approximately 20 days from the date of the mailing of this Information Statement to the Company's shareholders.

If the proposed actions were not adopted by written majority shareholder consent, it would have been necessary for these actions to be considered by the Company's Shareholders at a Special Shareholder's Meeting convened for the specific purpose of approving the actions.

The elimination of the need for a special meeting of the shareholders to approve the actions is authorized by Section 603 of the California General Corporation Law, (the "California Law"). This Section provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting.  According to Section 603 of the California Law, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to amend the Company's Articles of Incorporation.  In a special meeting and in order to effect the Amendment as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company voted to utilize the written consent of the majority shareholders of the Company.

The date on which this Information Statement was first sent to the shareholders is on, or about May __, 2005.  The record date established by the Company for purposes of determining the number of outstanding shares of Voting Capital Stock of the Company was _________ __, 2005, (the "Record Date").

Outstanding Voting Stock of the Company

As of the Record Date, there were _________________ shares of Common Stock issued and outstanding.  The Common Stock constitutes the outstanding class of voting securities of the Company.  Each share of Common Stock entitles the holder to one (1) vote on all matters submitted to the shareholders.

None of the persons who have been directors or officers of the Company at any time since the beginning of the last fiscal year, nor any associate of any such persons, has any interest in the matters to be acted upon.  No director of the Company has informed the registrant in writing that he intends to oppose any action to be taken by the Company.  No proposals have been received from security holders.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain information with respect to the beneficial ownership of shares of the Company's Common Stock owned as of February 28, 2005 beneficially by (i) each person who beneficially owns more than 5% of the outstanding Common Stock, (ii) each director of the Company, (iii) the President and Chief Executive Officer of the Company, the executive officers and significant employees of the Company whose cash and non-cash compensation for services rendered to the Company for the year ended December 31, 2004 exceeded $100,000), and (iv) directors, executive officers, and significant employees as a group:

---------------------------------------------------------------------------------------------
Name of Beneficial	Amount and Nature of	Percent
Owner (1)	Beneficial Ownership (2)	of Class (3) (4)
----------------------------------	-------------------------------	---------------------
James Townsend (5)	11,097,857	10.3

C. Alan Williams (6)	72,662,139	67.7

K. Mason Conner (7)	2,399,655	2.2

J. Thomas Zender (8)	1,126,927	1.1

H. Jay Hill (9)	1,289,427	1.2

James L. Kolassa (10)	300,000	0.3

James L. Campbell (11)	5,260,000	4.9

Stephen A. Garner (12)	5,260,000	4.9

All directors, executive officers,
and significant employees as a
group (7 persons)	16,098,311	15
---------------------------------------------------------------------------------------------

(1)  The address of each individual is in care of the Company.

(2)  Represents sole voting and investment power unless otherwise indicated.

(3)  Based on approximately 76,369,213 shares of the Company's Common Stock outstanding at February 28, 2005,  plus, as to each person listed, that  portion of Company Common Stock subject to outstanding options, warrants, and convertible debt which may be exercised or converted by such person, and as to all directors and executive officers as a group, unissued shares of  Company Common Stock as to which the members of such group have the right to acquire beneficial ownership upon the exercise of stock options or  warrants, or conversion of convertible debt within the next  60 days.

(4)  Excludes 19,822,599 shares reserved for issuance under outstanding options and warrants.

(5)  Includes debt convertible to 7,665,746 shares of Common Stock at $0.10 per share, options to acquire 45,632 shares of Common Stock at $2.50 per share, and options to purchase 101,795 shares of Common Stock at $0.1875 per share.

(6)  Includes $1,055,512 of debt convertible to 9,008,968 shares of Common Stock at $0.12 per share (85% of estimated fair market value as of February 28, 2005) and warrants to acquire 5,000,000 shares at $0.10 per share.

(7)  Includes options to acquire 600,000 shares of Common Stock at $0.25 per share, options to acquire 45,632 shares at $2.50 per share, and options to acquire 1,719,658 shares at $0.1875 per share.

(8) Includes options to acquire 290,000 shares of Common Stock at $0.20 per share, options to acquire 45,632 shares at $2.50 per share, and options to acquire 551,295 shares at $0.1875 per share.

(9) Includes options to acquire 200,000 shares of Common Stock at $0.20 per share, options to acquire 45,632 shares at $2.50 per share, options to acquire 411,795 shares at $0.1875 per share, options to acquire 300,000 shares at $0.18 per share, and options to acquire 200,000 shares at $0.10 per share.

(10) Includes options to acquire 300,000 shares of Common Stock at $0.18 per share.

(11)  Includes debt convertible to 1,960,000 shares of Common Stock at $0.102 per share

(12)  Includes debt convertible to 1,960,000 shares of Common Stock at $0.102 per share

Securities Authorized for Issuance Under Equity Compensation Plans

The following provides information, as of December 31, 2004, concerning compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance.

	(a)	(b)	(c)
	---------------	-----------------	--------------------
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighed-average exercise price of outstanding options, warrantsand rights	Number of securities remaining available for future issuances under equity compensation plans (excluding securities reflected in column (a))
---------------------------	---------------	-----------------	--------------------
Equity compensation
plans approved by
security holders	20,093,670	$ 0.41	12,906,330

Equity compensation
plans not approved by
security holders	5,016,000	$ 0.10	--
	-----------------	-------------------	---------------------
Total	25,109,670	$ 0.35	12,906,330

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the year ended December 31, 2004, the Company borrowed $345,000 from C. Alan and Joan P. Williams and issued convertible promissory notes bearing interest at 10 percent per annum (the "Notes").   The Notes are secured by a security interest in all of the Company's assets.  The notes and accrued interest are due at the earlier of one of three events: 1) October 31, 2005; 2) acquisition of controlling interest in the Company by a third party; or 3) the Company achieves equity financing of a minimum of $3,000,000.  If the Company is acquired, the principal and accrued interest on the Notes, as modified, are convertible into shares of the Company's common stock at the lower of $2.50 per share or the price paid per share by the acquirer.  In addition, the principal and accrued interest on the Notes, as modified, are convertible into shares of the Company's common stock at a conversion price equal to the lower of $0.07 per share or the average of the Company's common stock closing bid price on the OTCBB, NASDAQ or other established securities exchange or market for the ten (10) consecutive trading days prior to the date Mr. or Mrs. Williams delivers written notice of his or her conversion election to the Company.

On February 17, 2004, the Company issued a $1,700,000 secured convertible promissory note for cash.  The note was issued to a related party, C. Alan and Joan P. Williams, and bears interest at 10 percent per annum.  The note and accrued interest are due at the earlier of one of three events: 1) October 31, 2007; 2) acquisition of controlling interest in the Company by a third party; or 3) the Company achieves equity financing of a minimum of $3,000,000.  If the Company is acquired, the principal and accrued interest on the note are convertible into shares of the Company's common stock at the lower of $2.50 per share or the price paid per share by the acquirer.  In addition, the principal and accrued interest on the note are convertible into shares of the Company's common stock at a conversion price equal to eighty five percent of average of the Company's common stock closing bid price on the OTCBB, NASDAQ or other established securities exchange or market for the ten (10) consecutive trading days prior to the date Mr. and Mrs. Williams deliver written notice of their conversion election to the Company.  As an inducement for Mr. and Mrs. Williams to provide the loan, the Company agreed to issue them a warrant to purchase 5,000,000 shares of the Company's restricted common stock at $0.10 per share exercisable until February 17, 2009.

In connection with the acquisition of TBS, the Company issued a $300,000 convertible promissory note to Stephen A. Garner and a $300,000 convertible promissory note to James L. Campbell (the "TBS Notes").  Each of the TBS Notes bears interest at 5 percent per annum and is due and payable in three equal annual installments of  $100,000, with the first installment paid in full during February 2005 and subsequent installments due on February 17, 2006 and February 17, 2007.  The TBS Notes are secured by a Stock Pledge Agreement and a Security Agreement.  In addition, Messrs. Garner and Campbell have the right to convert the balance of unpaid principal and interest of the TBS Notes into shares of the Company's common stock at the rate of 9.8 shares of Common Stock for each $1.00 of principal and interest to be converted.

During the year ended December 31, 2003, the Company borrowed $1,132,000 from C. Alan and Joan P. Williams and issued convertible promissory notes bearing interest at 10 percent per annum.  At December 31, 2004, the outstanding principal balance of convertible secured promissory notes payable (the "Notes") to Mr. and Mrs. Williams was $3,927,000.  The Notes are secured by a security interest in all of the Company's assets.  The notes and accrued interest are due at the earlier of one of three events: 1) October 31, 2005; 2) acquisition of controlling interest in the Company by a third party; or 3) the Company achieves equity financing of a minimum of $3,000,000.  If the Company is acquired, the principal and accrued interest on the Notes, as modified, are convertible into shares of the Company's common stock at the lower of $2.50 per share or the price paid per share by the acquirer.  The principal and accrued interest on $530,000 of these convertible promissory notes, as modified, are convertible into shares of the Company's common stock at a conversion price equal to the lower of $2.50 per share or the average of the Company's common stock closing bid price on the OTCBB, NASDAQ or other established securities exchange or market for the ten (10) consecutive trading days prior to the date Mr. and Mrs. Williams deliver written notice of their conversion election to the Company.  The principal and accrued interest on $1,352,000 of these convertible promissory notes issued between October 30, 2002 and December 31, 2003 are convertible into shares of the Company's common stock at a conversion price equal to the lower of $0.07 per share (below the fair market value on the date of issuance) or the average of the Company's common stock closing bid price on the OTCBB, NASDAQ or other established securities exchange or market for the ten (10) consecutive trading days prior to the date Mr. and Mrs. Williams deliver written notice of their conversion election to the Company.

TBS leases the building that houses substantially all of its operations from Perimeter Center Partners, which is controlled by James L. Campbell and Stephen A. Garner.  Messrs. Campbell and Garner are the former owners of TBS and are currently significant employees of the Company.  The lease was entered into in connection with the Company's acquisition of TBS and is a triple-net lease expiring in January 2009 at a cost of $6,200 per month.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

WHO ARE THE DIRECTORS THAT HAVE BEEN ELECTED?

Effective 20 days after this Information Statement is mailed to our stockholders, three Directors will be elected by the Written Consent for the ensuing year or until their successors are duly elected and qualified. The names, ages and background for at least the last five years for each person who will be elected as a director is as follows:

Name	Age	Position
----------------------------	------	---------------------------------------------------------

J. Thomas Zender	65	Chairman of the Board, Director since 1997

K. Mason Conner	48	President, Chief Executive Officer, Director since 1998

H. Jay Hill	65	Executive Vice President of Corporate Development, Director since 1997

J. Thomas Zender has been a director since 1997 and has been Chairman of the Board since January 2001. He is an information technology industry consultant specializing in strategic business development with 36 years of management and marketing experience. He has held management positions at General Electric, Honeywell, ITT and other companies.  He has been an officer in three publicly held corporations, one NYSE listed company and two NASDAQ traded companies. From 1996 through 2001 Mr. Zender served as an interim executive for several companies in their early stage, including CEO of VillageEDOCS from 1997 to 1999.  He serves on the boards of two companies in the information technology sector, one publicly traded and the other privately held.  Currently, Mr. Zender is President and CEO of Unity, a global not-for-profit organization, where he also serves on the board of directors.

K. Mason Conner joined the Company as Vice-President of Sales in 1997 and has been President and a Board Member since 1998, Acting Vice-President of Sales between 1998 and 2002, and Chief Executive Officer since 1999.   Mr. Conner is also a Director and the President of Tailored Business Systems, Inc. ("TBS"), which became a wholly owned subsidiary of the Company on February 17, 2004.  He has 27 years in sales and business management experience, including 19 years of direct and channel sales experience in the voice and data communications products and services industry. In the early 1980's he was involved in the application of Internet Protocol technologies with the military. In the late 1980s and early 1990s he was a principal strategist for an international initiative to transform K-12 education through the use of the Internet. He was a lead consultant with LTS for the electronic vulnerability threat assessment of the Los Angeles Airport Department after the "UnaBomber" threat. He has held senior sales management positions with Banyan Systems, Doelz Networks, and Timeplex. During the five years prior to joining the Company, Mr. Conner was Director of Sales at Telecom Multimedia Systems from 1996 to 1997, Vice President of Sales at Lo Tiro-Sapere from 1995 to 1996, and Vice President of Sales at Digital Network Architectures from 1991 to 1995.

H. Jay Hill has been a director since 1997 and became the Executive Vice President of Corporate Development in May of 2003.  Mr Hill is also a Vice President of TBS.  For the last 20 years, he has primarily been a senior executive in turnaround situations in information technology and telecommunication companies. From November 2000 to May of 2003, Mr. Hill was CEO, President and a Director of LightPort Advisors, Inc, a private Internet service provider for the financial services market.  He has held similar positions with Unitron Medical Communications, Inc. (d/b/a Moon Communications) (1999-2000) and Amnet Corporation (Netlink) (1989-1994), and has held senior sales and marketing management positions with SunCoast Environmental Controls (1996-1999), Technology Research Corporation (1994-1996), Harris Corporation, Doelz Networks, Paradyne/AT&T, and Inforex.  His primary background in sales and marketing commenced with Philadelphia Electric Company and IBM.  During 1999, Moon Communications, which was then a subsidiary of Sabratek Corp., filed for protection under Chapter 11 of the U.S. Bankruptcy Code in connection with the reorganization of Sabratek.

SUMMARY COMPENSATION TABLE

The following table shows the compensation paid or accrued by the Company for the fiscal years ended December 31, 2004 and 2003 to or for the account of the President and Chief Executive Officer and executive officers and significant employees of the Company who received benefits or annual salary and bonus of $100,000 or more during the stated period.

------------------------------------------------------------------------------------------------------------------------------------------------------------------
	ANNUAL COMPENSATION			LONG-TERM COMPENSATION
--------------------	-------------------------------------			-----------------------------------------
Name & Principal	Salary	Bonus	Other	Stock options	LTIP Payouts	Other
Position	($)	($)	($)	(#)	($)	($)
--------------------	------------	--------	-----------	--------------	--------------	-------
Fiscal 2004
-------------------
K. Mason Conner
President, CEO	$138,926	--	--	3,500,000	--	--

H. Jay Hill
E.V.P. Corporate
Development	93,423	76,000	--	500,000	--	--

James L. Kolassa
President, Tailored
Business Systems	83,044	60,014	--	1,500,000	--	--

James L. Campbell
Co-CIO, Tailored
Business Systems	76,676	27,235	--	--	--	--

Stephen A. Garner
Co-CIO, Tailored
Business Systems	77,269	27,235	--	--	--	--

-------------------
Fiscal 2003
--------------------
K. Mason Conner
President, CEO	$105,000	--	--	1,719,658	--	--
-----------------------------------------------------------------------------------------------------------------------------------------------------------------

EMPLOYMENT AND OTHER AGREEMENTS

We have entered into employment agreements with K. Mason Conner, our President and Chief Executive Officer, H. Jay Hill, our Executive Vice President - Corporate Development, and Michael Richard, our Chief Financial Officer.  On June 16, 2004, a written consent was filed with the Company to approve each of these employment agreements.  Following is a summary of the significant terms of each of these agreements:

K. Mason Conner.  Mr. Conner's employment agreement, dated as of June 10, 2004, provides for Mr. Conner to serve as our President and Chief Executive Officer for a term of three years from June 15, 2004.  The employment agreement provides that, the term of the agreement shall automatically be extended for successive one year renewal terms, provided that if either Mr. Conner or the Company gives the other party at least ninety days advance written notice of his or its intention to not renew the agreement for an additional term, the agreement will terminate upon the expiration of the current term.

The employment agreement provides for Mr. Conner to receive a base salary of $150,000 for the first year.  The Company will review Mr. Conner's salary at annual intervals, and may adjust his annual base salary from time to time as the Board of Directors or its Compensation Committee deems to be appropriate, provided, however, that the salary for the second and each succeeding year shall not be less than 105% of the salary for the prior year.  Mr. Conner is entitled to an incentive bonus based upon the Company's net income.  For the 2004 fiscal year, Mr. Conner will be paid a bonus equal to 10% of the Company's net income.  For fiscal 2005 and 2006, the percentage of net income paid to Mr. Conner will be determined by the Board of Directors, but may not be less than 4% of net income for 2005 and 2% for 2006.

Mr. Conner will be paid an incentive bonus for each acquisition closed during the term of the employment agreement.  For each acquisition, Mr. Conner will be issued shares of the Company's common stock having an aggregate market value on the date of such closing equal to 2% of the acquisition price.

Pursuant to the employment agreement, we have granted Mr. Conner options for 3,500,000 shares of our common stock (the "Option Shares").  The Option Shares will vest over a five year period and may be exercised during the seven year period after vesting.  If Mr. Conner voluntarily resigns or is terminated for cause, all unvested options will be forfeited and cancelled; provided, that Mr. Conner shall be fully vested in then unvested Option Shares (A) in the event of his termination by the Company other than for cause, (B) upon the consummation of a Change in Control, or (C) upon Mr. Conner's death or disability.  Mr. Conner is entitled to full ratchet anti-dilution protection with respect to forty (40%) percent of vested options.  The Company has agreed to use its best efforts to register, and maintain the effectiveness of a registration statement on Form S-8, for resale all of the Option Shares granted to Mr. Conner and, at any time that Form S-8 is not effective, to grant him piggyback registration with respect to any registration statement filed by the Company.

Mr. Conner also is entitled to participate in any benefits plans maintained by the Company for its executives or employees and is entitled to four weeks annual vacation.  He is also entitled to be reimbursed for business expenses incurred by him in promoting the Company's business.

If Mr. Conner's employment is terminated for reasons other than death, disability, or voluntary termination by Mr. Conner, the Company will be obligated to make monthly payments to Mr. Conner for each month during the remaining term of the employment agreement, but not less than twelve (12) months.  Each monthly payment shall be equal to one-twelfth (1/12th) of twice Mr. Conner's annual base salary, as in effect on the date of termination.  In addition, any restricted stock, stock options or other awards granted to him will become immediately vested in full and, in the case of stock options, exercisable in full. Mr. Conner will also be permitted to continue to participate for a period of one year, at the Company's expense, in all benefit and insurance plans, coverage and programs in which he was participating as of the termination date.

The Company may terminate the agreement if it determines that Mr. Conner has been unable to attend to his duties for at least ninety (90) days because of a medically diagnosable physical or mental condition, and has received a written opinion from a physician acceptable to the Board that such condition prevents him from resuming full performance of his duties and is likely to continue for an indefinite period.  Upon such termination, the Company shall pay Mr. Conner a monthly disability benefit equal to one-twelfth (1/12th) of his current annual base salary at the time he became permanently disabled until the earliest of (i) the month in which the he returns to active employment, either with the Company or otherwise, (ii) the end of the initial term of the agreement, or the current renewal term, as the case may be, or (iii) the twenty-fourth month after the date of the termination. Any such payments shall be reduced by any amounts paid to Mr. Conner under any long-term disability plan or other disability program or insurance policies maintained or provided by the Company.

If Mr. Conner is terminated for Cause, he shall be entitled to receive his base salary through the date of termination and any non-forfeitable benefits earned and payable to him under the terms of deferred compensation or incentive plans maintained by the Company.

In the event of a Change in Corporate Control, any restricted stock, stock options or other awards granted to Mr. Conner shall become immediately vested in full and, in the case of stock options, exercisable in full.  Additionally, if at any time during the twelve (12) consecutive months following or six (6) months prior to the occurrence of a Change in Corporate Control, Mr. Conner is involuntarily terminated (other than for Cause) by the Company, he shall be entitled to lump sum severance pay in an amount equal to the sum of (i) 299% of his annual base salary in effect at the time of the Change in Corporate Control plus (ii) 299% of the annual bonus paid to him with respect to the last fiscal year ending prior to the Change in Corporate Control.

H. Jay Hill.  Mr. Hill's employment agreement, dated as of June 10, 2004, provides for Mr. Hill to serve as our Executive Vice President - Corporate Development for a term of three years from June 16, 2004.  The employment agreement provides that, the term of the agreement shall automatically be extended for successive one year renewal terms, provided that if either Mr. Hill or the Company gives the other party at least ninety days advance written notice of his or its intention to not renew the agreement for an additional term, the agreement will terminate upon the expiration of the current term.

The employment agreement provides for Mr. Hill to receive a base salary of $120,000 for the first year.  The Company will review Mr. Hill's salary at annual intervals, and may adjust his annual base salary from time to time as the Board of Directors or its Compensation Committee deems to be appropriate, provided, however, that the salary for the second and each succeeding year shall not be less than 105% of the salary for the prior year.

Mr. Hill will be paid an incentive bonus for each acquisition closed during the term of the employment agreement.  For each acquisition, Mr. Hill will be paid in kind consideration in an amount equal to 3.5% of the acquisition price.

Pursuant to the employment agreement, we have granted Mr. Hill options for 500,000 shares of our common stock (the "Option Shares").  The Option Shares will vest over a five year period and may be exercised during the seven year period after vesting.  If Mr. Hill voluntarily resigns or is terminated for cause, all unvested options will be forfeited and cancelled; provided, that Mr. Hill shall be fully vested in then unvested Option Shares (A) in the event of his termination by the Company other than for cause, (B) upon the consummation of a Change in Control, or (C) upon Mr. Hill's death or disability.  Mr. Hill is entitled to full ratchet anti-dilution protection with respect to forty (40%) percent of vested options.  The Company has agreed to use its best efforts to register, and maintain the effectiveness of a registration statement on Form S-8, for resale all of the Option Shares granted to Mr. Hill and, at any time that Form S-8 is not effective, to grant him piggyback registration with respect to any registration statement filed by the Company.

Mr. Hill also is entitled to participate in any benefits plans maintained by the Company for its executives or employees and is entitled to four weeks annual vacation.  He is also entitled to be reimbursed for business expenses incurred by him in promoting the Company's business.

If Mr. Hill's employment is terminated for reasons other than death, disability, or voluntary termination by Mr. Hill, the Company will be obligated to make monthly payments to Mr. Hill for each month during the remaining term of the employment agreement, but not less than twelve (12) months.  Each monthly payment shall be equal to one-twelfth (1/12th) of twice Mr. Hill's annual base salary, as in effect on the date of termination.  In addition, any restricted stock, stock options or other awards granted to him will become immediately vested in full and, in the case of stock options, exercisable in full. Mr. Hill will also be permitted to continue to participate for a period of one year, at the Company's expense, in all benefit and insurance plans, coverage and programs in which he was participating as of the termination date.

The Company may terminate the agreement if it determines that Mr. Hill has been unable to attend to his duties for at least ninety (90) days because of a medically diagnosable physical or mental condition, and has received a written opinion from a physician acceptable to the Board that such condition prevents him from resuming full performance of his duties and is likely to continue for an indefinite period.  Upon such termination, the Company shall pay Mr. Hill a monthly disability benefit equal to one-twelfth (1/12th) of his current annual base salary at the time he became permanently disabled until the earliest of (i) the month in which the he returns to active employment, either with the Company or otherwise, (ii) the end of the initial term of the agreement, or the current renewal term, as the case may be, or (iii) the twenty-fourth month after the date of the termination. Any such payments shall be reduced by any amounts paid to Mr. Hill under any long-term disability plan or other disability program or insurance policies maintained or provided by the Company.

If Mr. Hill is terminated for Cause, he shall be entitled to receive his base salary through the date of termination and any non-forfeitable benefits earned and payable to him under the terms of deferred compensation or incentive plans maintained by the Company.

In the event of a Change in Corporate Control, any restricted stock, stock options or other awards granted to Mr. Hill shall become immediately vested in full and, in the case of stock options, exercisable in full.  Additionally, if at any time during the twelve (12) consecutive months following or six (6) months prior to the occurrence of a Change in Corporate Control, Mr. Hill is involuntarily terminated (other than for Cause) by the Company, he shall be entitled to lump sum severance pay in an amount equal to the sum of (i) 200% of his annual base salary in effect at the time of the Change in Corporate Control plus (ii) 200% of the annual bonus paid to him with respect to the last fiscal year ending prior to the Change in Corporate Control.

Michael Richard.  Mr. Richard's employment agreement, dated as of June 10, 2004, provides for Mr. Richard to serve as our Chief Financial Officer for a term of two years from June 15, 2004.  The employment agreement provides that, the term of the agreement shall automatically be extended for successive one year renewal terms, provided that if either Mr. Richard or the Company gives the other party at least ninety days advance written notice of his or its intention to not renew the agreement for an additional term, the agreement will terminate upon the expiration of the current term.

The employment agreement provides for Mr. Richard to receive a base salary of $95,000 for the first year.  The Company will review Mr. Richard's salary at annual intervals, and may adjust his annual base salary from time to time as the Chief Executive Officer deems to be appropriate, provided, however, that the salary for the second and each succeeding year shall not be less than 105% of the salary for the prior year.

Pursuant to the employment agreement, we have granted Mr. Richard options for 650,000 shares of our common stock (the "Option Shares").  The Option Shares will vest over a five year period and may be exercised during the seven year period after vesting.  If Mr. Richard voluntarily resigns or is terminated for cause, all unvested options will be forfeited and cancelled; provided, that Mr. Richard shall be fully vested in then unvested Option Shares (A) in the event of his termination by the Company other than for cause, (B) upon the consummation of a Change in Control, or (C) upon Mr. Richard's death or disability.  Mr. Richard is entitled to full ratchet anti-dilution protection with respect to forty (40%) percent of vested options.  The Company has agreed to use its best efforts to register, and maintain the effectiveness of a registration statement on Form S-8, for resale all of the Option Shares granted to Mr. Richard and, at any time that Form S-8 is not effective, to grant him piggyback registration with respect to any registration statement filed by the Company.

Mr. Richard also is entitled to participate in any benefits plans maintained by the Company for its executives or employees and is entitled to two weeks annual vacation.  He is also entitled to be reimbursed for business expenses incurred by him in promoting the Company's business.

If Mr. Richard's employment is terminated for reasons other than death, disability, or voluntary termination by Mr. Richard, the Company will be obligated to make monthly payments to Mr. Richard for each month during the remaining term of the employment agreement, but not less than six (6) months.  Each monthly payment shall be equal to one-twelfth (1/12th) of his annual base salary, as in effect on the date of termination.  In addition, any restricted stock, stock options or other awards granted to him will become immediately vested in full and, in the case of stock options, exercisable in full. Mr. Richard will also be permitted to continue to participate for a period of six (6) months year, at the Company's expense, in all benefit and insurance plans, coverage and programs in which he was participating as of the termination date.

The Company may terminate the agreement if it determines that Mr. Richard has been unable to attend to his duties for at least ninety (90) days because of a medically diagnosable physical or mental condition, and has received a written opinion from a physician acceptable to the Board that such condition prevents him from resuming full performance of his duties and is likely to continue for an indefinite period.  Upon such termination, the Company shall pay Mr. Richard a monthly disability benefit equal to one-twelfth (1/12th) of his current annual base salary at the time he became permanently disabled until the earliest of (i) the month in which the he returns to active employment, either with the Company or otherwise, (ii) the end of the initial term of the agreement, or the current renewal term, as the case may be, or (iii) the sixth month after the date of the termination. Any such payments shall be reduced by any amounts paid to Mr. Richard under any long-term disability plan or other disability program or insurance policies maintained or provided by the Company.

If Mr. Richard is terminated for Cause, he shall be entitled to receive his base salary through the date of termination and any non-forfeitable benefits earned and payable to him under the terms of deferred compensation or incentive plans maintained by the Company.

In the event of a Change in Corporate Control, any restricted stock, stock options or other awards granted to Mr. Richard shall become immediately vested in full and, in the case of stock options, exercisable in full.  Additionally, if at any time during the twelve (12) consecutive months following or six (6) months prior to the occurrence of a Change in Corporate Control, Mr. Richard is involuntarily terminated (other than for Cause) by the Company, he shall be entitled to lump sum severance pay in an amount equal to the sum of (i) 50% of his annual base salary in effect at the time of the Change in Corporate Control plus (ii) 50% of the annual bonus paid to him with respect to the last fiscal year ending prior to the Change in Corporate Control.

Recent Amendments to Employment Agreements for Messrs. Conner, Hill, and Richard.  On April 28, 2005, the Company and its three executive officers, K. Mason Conner, H. Jay Hill, and Michael A. Richard (the "Executives"), entered into agreements to amend their respective Executive Employment Agreements dated as of June 10, 2004.

The agreements were amended pursuant to the requirements of Section 6.14 of the Note Purchase Agreement dated April 13, 2005 by and between the Registrant and Barron Partners LP previously filed as Exhibit 4.5 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 19, 2005.

Pursuant to the amended Executive Employment Agreements, the Executives agreed to remove the anti-dilution right from their respective agreements.  Messrs. Conner and Hill agreed to modify an incentive bonus provision and accept a lower cap on the number of salary payments due upon involuntary termination.  To partially offset the reduction in benefits, the Company agreed to extend the terms of the agreements for Messrs. Conner and Hill by an additional year, and to increase the annual base salary amounts for each of Messrs. Conner, Hill, and Richard to $180,000, $150,000, and $100,000, respectively

James L. Kolassa.  Mr. Kolassa's employment offer letter, dated April 23, 2004, provides for Mr. Kolassa to serve as President of TBS and to receive a base salary of $100,000 per year.  His employment is at-will.  Mr. Kolassa is entitled to an incentive bonus based upon achieving certain growth targets for TBS' net revenue and net income.

Pursuant to the employment offer letter, the Company has agreed to grant Mr. Kolassa options to purchase 1,500,000 shares of our common stock at $0.18 per share (the "Option Shares").  The Option Shares will vest over a five year period and may be exercised during the seven year period after vesting.  If Mr. Kolassa's employment is terminated for any reason, all vested and unvested options will be forfeited and cancelled if unexercised in the ninety day period following the date of any such termination.

Mr. Kolassa also is entitled to participate in any benefits plans maintained by the Company for its executives or employees and is entitled to three weeks annual vacation.  He is also entitled to be reimbursed for business expenses incurred by him in promoting the Company's business

In the event of a Change in Corporate Control, any stock options granted to Mr. Kolassa shall become immediately vested in full and, in the case of stock options, exercisable in full.

James L. Campbell.  Mr. Campbell's employment agreement, dated as of February 17, 2004, as modified, provides for Mr. Campbell to serve as the Co-CIO of TBS for a term of three years from June 15, 2004.  The employment agreement provides that, the term of the agreement shall automatically be extended for successive one year renewal terms, provided that if either Mr. Campbell or TBS gives the other party at least thirty days advance written notice of his or its intention to not renew the agreement for an additional term, the agreement will terminate upon the expiration of the current term.

The employment agreement provides for Mr. Campbell to receive a base salary of $100,000 for the first year.  The Company will review Mr. Campbell's salary at annual intervals, and may adjust his annual base salary from time to time as the Board of Directors or its Compensation Committee deems to be appropriate, provided, however, that the salary for the second and each succeeding year shall not be less than 105% of the salary for the prior year.  Mr. Campbell is entitled to an incentive bonus based upon the Company's gross margin

Mr. Campbell also is entitled to participate in any benefits plans maintained by the Company for its executives or employees and is entitled to three weeks annual vacation.  He is also entitled to be reimbursed for business expenses incurred by him in promoting TBS' business and to reimbursement of up to $2,500 per year in expenses for attending continuing education programs.

If Mr. Campbell's employment is terminated for reasons other than death, disability, "good reason", or voluntary termination by Mr. Campbell, the Company will be obligated to make monthly payments to Mr. Campbell for each month during the remaining term of the employment agreement.  Each monthly payment shall be equal to one-twelfth (1/12th) of Mr. Campbell's annual base salary, as in effect on the date of termination.

Stephen A. Garner.  Mr. Garner's employment agreement, dated as of February 17, 2004, as modified, provides for Mr. Garner to serve as the Co-CIO of TBS for a term of three years from June 15, 2004.  The employment agreement provides that, the term of the agreement shall automatically be extended for successive one year renewal terms, provided that if either Mr. Garner or TBS gives the other party at least thirty days advance written notice of his or its intention to not renew the agreement for an additional term, the agreement will terminate upon the expiration of the current term.

The employment agreement provides for Mr. Garner to receive a base salary of $100,000 for the first year.  The Company will review Mr. Garner's salary at annual intervals, and may adjust his annual base salary from time to time as the Board of Directors or its Compensation Committee deems to be appropriate, provided, however, that the salary for the second and each succeeding year shall not be less than 105% of the salary for the prior year.  Mr. Garner is entitled to an incentive bonus based upon the Company's gross margin

Mr. Garner also is entitled to participate in any benefits plans maintained by the Company for its executives or employees and is entitled to three weeks annual vacation.  He is also entitled to be reimbursed for business expenses incurred by him in promoting TBS' business and to reimbursement of up to $2,500 per year in expenses for attending continuing education programs.

If Mr. Garner's employment is terminated for reasons other than death, disability, "good reason", or voluntary termination by Mr. Garner, the Company will be obligated to make monthly payments to Mr. Garner for each month during the remaining term of the employment agreement.  Each monthly payment shall be equal to one-twelfth (1/12th) of Mr. Garner's annual base salary, as in effect on the date of termination.

OPTION GRANTS IN FISCAL 2004

The following table provides information concerning grants of options to purchase the Company's common stock that we made to each of the executive officers and significant employees named in the summary executive compensation table during the fiscal year ended December 31, 2004.  We did not grant stock appreciation rights to these individuals during 2004.

	Number of	Percentage of Total	Exercise
	Securities Underlying	Options Granted to	Price Per	Expiration
Name	Options Granted	Employees in 2004	Share	Date
----------------------	------------------------	-----------------------	------------	-------------
K. Mason Conner	3,500,000	42%	$0.15	6/10/12
H. Jay Hill	500,000	6%	$0.15	6/10/12
James L. Kolassa	1,500,000	18%	$0.18	4/27/09
James L. Campbell	--	--	--	--
Stephen A. Garner	--	--	--	--

FISCAL YEAR END OPTION VALUES AND EXERCISES

The following table provides information with respect to the year-end value of unexercised stock options for each of the executive officers and significant employees named in the summary executive compensation table. The dollar values of unexercised options are calculated by determining the difference between the fair market value at fiscal year end of the common stock underlying the options and the exercise price of the options. The fair value is $0.15 per share, the per share price of our common stock on the OTCBB on December 31, 2004.

	Number of Securities Underlying	Value of Unexercised
	Unexercised Options at FYE	In-the-Money Options at FYE
Name	Exercisable / Un-exercisable	Exercisable / Un-exercisable
----------------------	---------------------------------------	--------------------------------------
K. Mason Conner	2,365,290 / 3,520,042	$0 / $0
H. Jay Hill	1,020,162 / 2,931,837	$10,000 / $40,000
James L. Kolassa	0 / 1,500,000	$0 / $0
James L. Campbell	0 / 0	$0 / $0
Stephen A. Garner	0 / 0	$0 / $0

STOCK OPTIONS

The Company has adopted an equity incentive plan (the "2002 Plan") that authorizes the issuance of options to acquire up to 28,000,000 shares of common stock, as amended, to employees and certain outside consultants.   The 2002 Plan allows for the issuance of either non-qualified or, subject to stockholder approval, incentive stock options pursuant to Section 422 of the Internal Revenue Code. Options vest at the discretion of the Board of Directors as determined at the grant date, but not longer than a ten-year term.  Under the 2002 Plan, the exercise price of each option shall not be less than fair market value on the date the option is granted.  The number of options under the 2002 Plan available for grant at December 31, 2004 was 10,816,532.

During 2004, the Company granted to its employees options to purchase shares of its common stock under the 2002 Plan as follows:  5,150,000 shares at $0.15 per share, 150,000 shares at $0.17 per share, 2,990,000 shares at $0.18 per share, 10,000 shares at $0.1875 per share, 25,000 shares at $0.19 per share, 35,000 shares at $0.20 per share.   All options were issued above or at the fair market value on the dates of grant and vest on various dates from the date of grant through October 2009.

Options to purchase 50,000 shares at $0.10 (the fair market value on the date of grant) were granted to a non-employee consultant during 2003.  These options vested on February 28, 2004.

Options to purchase 3,710,000 shares of the Company's common stock under the 2002 Plan at per share prices ranging from $0.10 to $0.1875 (above or at the fair market value on the dates of grant) were issued to employees during the year ended December 31, 2003, vesting on various dates from the date of grant through December 2008.

Options to purchase 833,030 shares of the Company's common stock under the 2002 Plan at $0.1875 per share (above or at the fair market value on the dates of grant) that were issued in 2002 were modified as to vesting and expiration date during 2003 in connection with the retirement of employees.

During 1997, the Board of Directors of the Company adopted a stock option plan (the "1997 Plan") that authorizes the issuance of options to acquire up to 5,000,000 shares of common stock to employees and certain outside consultants.  The 1997 Plan allows for the issuance of either non-qualified or incentive stock options pursuant to Section 422 of the Internal Revenue Code. Options vest at the discretion of the Board of Directors as determined at the grant date, but not longer than a ten-year term.  Under the 1997 Plan, the exercise price of each option shall not be less than 85 percent of fair market value on the date the option is granted.  The number of options under the 1997 Plan available for grant at December 31, 2003 was 2,089,798.

During 2004, 1,362,286 options under the 2002 Plan and 154,635 other options were cancelled due to their expiration or the termination of employment.

BOARD OF DIRECTOR COMPENSATION

Members of our board of directors receive no cash compensation for services as a director or for attendance at or participation in meetings. Directors receive options to purchase common stock as compensation for services as a director. In past years, directors have received options to purchase the Company's common stock in consideration for services as a director. There has been no determination made as to the number and exercise price of options, if any, that will be issued to either K. Mason Conner or H. Jay Hill for service during terms following the term that expired on October 5, 2001.   During 2004, our Board of Directors has approved a compensation arrangement with J. Thomas Zender, a Director.  Pursuant to this arrangement, we have agreed to issue options to purchase 325,000 shares of our common stock at $0.15 per share to Mr. Zender in consideration for his past services as a Director and options to purchase 175,000 shares of our common stock at $0.15 per share in consideration for his services as a Director during the current year.  Directors are reimbursed for out-of-pocket expenses incurred by them in connection with attending meetings. All directors have options to purchase shares of the Company's Common Stock as set forth in the above tables. The Company has no other arrangements regarding compensation for services as a director.

AUDIT COMMITTEE AND AUDIT COMMITTEE FINANCIAL EXPERT

Because our board of directors is comprised of only three members, none of which are considered to be independent within the meaning of Item 7(d)(3)(iv) of Schedule 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), we have determined that it is impractical to form an audit committee of the board of directors.  The entire board of directors of the Company acts as the audit committee as specified in section 3(a)(58)(B) of the Exchange Act.  In addition, we do not have an audit committee financial expert as defined by Item 401(e) of Regulation S-B of the Exchange Act at this time because we believe that we are not in a position to attract suitable candidates due to insufficient capital resources.  In addition, we are not required by the OCTBB to have either an audit committee or an audit committee financial expert.

CODE OF ETHICS

The Company has adopted a written Code of Ethics designed to deter wrongdoing and promote honest and ethical conduct, full, fair and accurate disclosure, compliance with laws, prompt internal reporting and accountability to adherence to the Code of Ethics. This Code of Ethics has been filed with the Securities and Exchange Commission as Exhibit 14.1 to the Annual Report on Form 10-KSB filed on March 29, 2004 and is posted on the Company's Internet website (www.villageedocs.com).  Any amendments or waivers to this Code of Ethics with respect to the Company's principal executive officer, principal financial officer, principal accounting officer or controller (or persons performing similar functions) will be posted on our web site. One may also obtain, without charge, a copy of this Code of Ethics by contacting the Company's Investor Relations Department at (714) 368-8705.

PROPOSAL NO. 2

AMENDMENT OF ARTICLES OF INCORPORATION

Purpose and Effect of the Actions

Amend the Articles of Incorporation to create a class of Preferred Stock and describe the preference, rights and limitations of the Preferred Stock.

A copy of the Certificate of Amendment to Articles of Incorporation are attached hereto as Exhibit 3.1.

On April 13, 2005, the Company and Barron Partners LP ("Barron") entered into a Note Purchase Agreement pursuant to which Barron loaned $800,000 to the Company.  In connection with the transaction, the Company issued two stock Purchase Warrants to Barron, one of which entitled Barron to purchase 32,000,000 shares of Preferred Stock at a price of $0.10 per share, subject to adjustment.  Pursuant to the Note Purchase Agreement, the Company has agreed to amend its Articles of Incorporation to create the Preferred Stock.  The complete agreement between the Company and Barron may be viewed at the Securities and Exchange Commission website, www.sec.gov.

The Amendment authorizes 48,000,000 shares of Series A Convertible Preferred Stock, $0.001 par value.  Each share of Series A preferred stock shall be convertible into one share of common stock.  Preferred Stock will be immediately convertible into common stock, however, the Company is prohibited from effecting any conversion of the Preferred Stock, and the holder shall not have the right to convert any portion of the Preferred Stock, to the extent that after giving effect to such conversion, the holder (together with the holder's affiliates) would beneficially own in excess of 4.99% of the number of shares of common stock outstanding immediately after giving effect to the conversion.  The foregoing restriction may be waived (a) upon sixty-one days prior notice from the holder to the Company and (b) shall not apply in the event of a sale of substantially all of the assets or securities of the Company, a merger involving the corporation or an underwritten public offering of the Company's common stock.

No dividends shall be payable with respect to the Preferred Stock.  The Preferred Stock shall have no voting right, except with respect to changes in the powers, preferences or rights of the Preferred Stock.  The liquidation preference of the Series A preferred stock is equal to $0.05 per share.

Amend the Articles of Incorporation to increase the authorized Common Stock from 175,000,000 shares to 250,000,000 shares.

The increase in the authorized Common Stock will become effective upon the filing of the amendment with the Secretary of State of the State of California, which is expected to occur as soon as is reasonably practicable on or after the twentieth (20th) day following the mailing of this Information Statement to the Company's stockholders.

(a) Reason for Increase

The Board of Directors and the Company's stockholders approved the increase in the authorized Common Stock in order to ensure that the Company has sufficient shares of Common Stock to meet its existing obligations. As a result of the increase in authorized Common Stock, the Company will be able to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, establishing strategic relationships with corporate partners, acquiring or investing in complementary businesses or products, providing equity incentives to employees, and effecting stock splits or stock dividends. As a result of the increase in the Company's authorized Common Stock, the Company will also be able to meet its existing obligations to issue Common Stock, as described in greater detail below.

(b) Existing Obligations to Issue Common Stock

At the present time, the Company does not have sufficient shares of Common Stock to meet its existing obligations to issue Common Stock. As of April 30, 2004, the Company had 78,745,213 shares of Common Stock outstanding and 175,000,000 shares authorized for issuance. After the issuance of all the shares of Common Stock that the Company is currently obligated to issue, and if all of its outstanding options and warrants were exercised and all convertible debentures were converted, the Company would have approximately 198,000,000 shares of Common Stock outstanding.

(c) Effects of Increase

In general, the issuance of any new shares of Common Stock will cause immediate dilution to the Company's existing stockholders, may affect the book value or market price of our common stock, may affect the amount of any dividends paid to such stockholders and may reduce the share of the proceeds of the Company that they would receive upon liquidation of the Company.   Issuance of additional common stock will reduce the proportionate ownership and voting power of our then existing shareholders.  Another effect of increasing the Company's authorized Common Stock may be to enable the Board of Directors to render it more difficult to, or discourage an attempt to, obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management. The Board of Directors would, unless prohibited by applicable law, have additional shares of Common Stock available to effect transactions (such as private placements) in which the number of the Company's outstanding shares would be increased and would thereby dilute the interest of any party attempting to gain control of the Company, even if such party is offering a significant premium over the current market price of the Common Stock. Such an issuance of shares of Common Stock would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company.  The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this resolution was not presented with the intent that the increase in the Company's authorized Common Stock be utilized as an anti-takeover measure.

PROPOSAL NO. 3

RATIFY AND APPROVE AMENDMENTS TO EXECUTIVE EMPLOYMENT AGREEMENTS

On April 28, 2005, the Company and its three executive officers, K. Mason Conner, H. Jay Hill, and Michael A. Richard (the "Executives"), entered into agreements to amend their respective Executive Employment Agreements dated as of June 10, 2004.

The agreements were amended pursuant to the requirements of Section 6.14 of the Note Purchase Agreement dated April 13, 2005 by and between the Company and Barron Partners LP previously filed as Exhibit 4.5 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 19, 2005.

Pursuant to the amended Executive Employment Agreements, the Executives agreed to remove the anti-dilution right from their respective agreements.  Messrs. Conner and Hill agreed to modify an incentive bonus provision and accept a lower cap on the number of salary payments due upon involuntary termination.  To partially offset the reduction in benefits, the Company agreed to extend the terms of the agreements for Messrs. Conner and Hill by an additional year, and to increase the annual base salary amounts for each of Messrs. Conner, Hill, and Richard to $180,000, $150,000, and $100,000, respectively

OTHER INFORMATION

Section 16(a) of the Securities Exchange Act of 1934 requires officers and Directors of the Company and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in their ownership with the Securities and Exchange Commission, and forward copies of such filings to the Company.  Based on the copies of filings received by the Company, during the most recent fiscal year, the directors, officers, and beneficial owners of more than ten percent of the equity securities of the Company registered pursuant to Section 12 of the Exchange Act, have filed on a timely basis, all required Forms 3, 4, and 5 and any amendments thereto.

FINANCIAL INFORMATION

For more detailed information regarding the Company, including financial statements, you may refer to our most recent Form 10-KSB for the period ended December 31, 2004 and other periodic filing with the Securities and Exchange Commission ("SEC)" which we file from time to time.  This information may be found on the SEC's EDGAR database at www.sec.gov.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

This information statement is accompanied by a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2004 (the "2004 Form 10-KSB").

The following information from our 2004 Form 10-KSB (File No. 00031395), as filed with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, is hereby incorporated by reference into this information statement:

1.         "Management's Discussion and Analysis of Financial Condition and Results of Operations," included in Item 6 thereof;

2.         Our consolidated financial statements as of December 31, 2004 and for the years ended December 31, 2004 and 2003, included in Item 7 thereof;

3.         "Changes in and Disagreements with Accountants on Accounting and Financial Disclosure," included in Item 8 thereof;

4.         "Directors, Executive Officers, Promoters and Control Persons of the Company," included in Item 9 thereof;

5.         "Executive Compensation," included in Item 10 thereof; and

6.         "Certain Relationships and Related Transactions," included in Item 12 thereof.

Any statement contained in a document incorporated herein by reference shall be deemed to be modified or superseded for purposes of this information statement to the extent that a statement contained herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this information statement.

COST OF INFORMATION STATEMENT AND DELIVERY OF DOCUMENTS TO MULTIPLE SHAREHOLDERS SHARING AN ADDRESS

We will bear the cost of preparing, printing, and mailing this Information Statement.

One Information Statement will be delivered to multiple shareholders sharing an address unless we receive contrary instructions from such shareholders. Upon receipt of such notice, we will undertake to deliver promptly a separate copy of the Information Statement to the shareholder at a shared address to which a single copy of the documents was delivered. In the event you desire to provide such notice to us with respect to this Information Statement or any future Annual Report, Proxy Statement or Information Statement, such notice may be given verbally by telephoning our offices at (714) 368-8705 or by mail to 14471Chambers Road, Suite 105, Tustin, CA  92780.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the actions and Amendment.  Your consent to the actions and Amendment is not required and is not being solicited in connection with this action.  This Information Statement is intended to provide our shareholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

By Order of the Board of Directors

/s/ Michael A. Richard

Date:

May 19, 2005

Michael A. Richard
Chief Financial Officer